[Logo] M F S(R)
INVESTMENT MANAGEMENT


                  MFS(R) MID CAP
                  GROWTH FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -10.38%, Class B shares -10.78%, Class C shares -10.81%, and Class I shares -10.29%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -3.20% return over the same period for the fund's benchmark, the Russell Midcap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -6.30%.

Q. COULD YOU BEGIN BY DESCRIBING THE MARKET ENVIRONMENT OVER THE PERIOD? THEN WE'LL DISCUSS WHY THE FUND UNDERPERFORMED IN THAT ENVIRONMENT.

A. Despite a market rally in the fourth quarter of 2001, several factors combined to make this one of the most difficult market periods in recent memory: a weakening global economy going into the period, the terrorist attacks of September 11, and, as the period was ending, accounting concerns raised by the collapse of Enron, a large energy-trading firm. In this volatile environment, we maintained our bottom-up strategy, investing in individual companies that we felt were good businesses trading at attractive valuations -- rather than making investment decisions based on what direction we thought the overall market or economy might take.

    Historically, this strategy has often enabled us to benefit in unfavorable markets. We recognize, however, that our performance over this period was disappointing.

Q.  WHAT LED TO THAT DISAPPOINTING PERFORMANCE?

A. Three main areas hurt performance: some of our larger technology holdings; communication tower stocks; and market rotation away from health care.

    In the technology area, we were hurt by a market that we believe took a short- term view of some companies that we felt had tremendous long-term potential. The key example was VeriSign, our largest holding as of the end of the period, which suffered when the company lowered its growth projections. What the market ignored, we felt, was that VeriSign was one of the few technology firms that had met earnings projections throughout the downturn and that even its lowered growth targets were higher than those of most technology companies.

    As of the end of the period, we still believed VeriSign had a dominant market share in two high-growth areas: transaction security and domain name registration on the Internet. So although VeriSign was an out-of-favor stock toward the end of the period, we continued to have long-term confidence in the company and, in fact, used the downturn in its stock to increase our holdings.

    Communication tower stocks, such as American Tower and Crown Castle International, were a second area that hurt performance. These companies build towers and rent antenna space to wireless and broadcast companies. In the short term, we think the market has lumped tower firms with other telecomm firms that have done poorly. But, in our view, tower companies are more of a real estate business; we think the long-term economics of the industry remain attractive, and these stocks remained in the portfolio as of the end of the period.

    Finally, our health care holdings were hurt by a market rotation away from the health care sector in general. As the market rallied in the fourth quarter of 2001, investors moved away from areas perceived to be "defensive," such as health care, and into more aggressive sectors, such as technology. A number of our health care holdings declined in price, although there was either no news or good news regarding those companies. A primary example was Cytyc. The company manufactures the ThinPrep System for cervical cancer screening, which is replacing the original version of the Pap smear as the medical standard of care.

    Over the period, ThinPrep exceeded a 50% market share of all U.S. tests and continued to increase that share. In addition, Cytyc acquired Pro-Duct Health, a company that developed a promising new test for breast cancer. But in spite of what we perceived as good news about the company, Cytyc stock declined late in the period. Because we believe in the company over the long term, we continued to hold a strong Cytyc position. In fact, we used the general downturn in health care stocks as an opportunity to increase our positions in several health care firms that we felt had become attractively valued -- with the result that the health care allocation in the portfolio nearly doubled over the period.

Q.  WHAT AREAS HELPED PERFORMANCE?

A. Data storage firms, U.S. natural gas producers, and property & casualty insurers were three areas that worked well over the period. In the wake of September 11, we felt the demand for data storage would recover more rapidly than other areas of technology, as corporations perceived a need for more storage capacity, more frequent backups, and more dispersed storage locations. When storage hardware and software stocks such as VERITAS, Emulex, QLogic, and McDATA declined sharply after the terrorist attacks, we used the opportunity to add to our positions at what we felt were attractive prices. When these stocks later rose sharply in the late-2001 rally, we reduced the positions and took some profits. Because we believe in these companies over the long term, we increased our positions once again when these stocks fell to what we viewed as attractive valuations in February.

    U.S. natural gas producers have been a large position in the fund for some time, based on our research that indicated gas supplies were falling at a time when demand was rising. The market seemed to recognize this supply/demand imbalance over the period, as most of our gas stocks rose in price. Toward the end of the period we reduced some of those positions and took some profits.

    Several property & casualty insurance firms were new holdings that contributed to performance. This is a group that many investors felt would be decimated by claims resulting from the events of September 11, and in fact some companies did perform badly. But, for many leaders in the business, the terrorist attacks magnified a positive trend that we had been observing for some time: stronger companies with the reserves to sustain large losses were finding themselves able to raise rates significantly for the first time in many years. We believe this growth in premium rates may be sustained for some time, benefiting the stocks of several insurance underwriters, brokers, and reinsurers.

Q.  IN WHAT OTHER AREAS DO YOU SEE OPPORTUNITY?

A. Selected retailers and satellite television broadcasters are two areas that we think may do well going forward. Our two major retail investments, both new over the period, were firms that we viewed as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

    CVS, a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short term. We bought into the stock after its fall because we believe the firm is one of only two or three key players in its business. We think the company could benefit from a trend toward consolidation in the drug store business and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled in late 2001. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to any weakness in consumer spending than most other areas of retail.

    In the satellite television area, we owned stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class H stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was trying to acquire DIRECTV; we felt that combination could represent a formidable competitor to the cable industry. In the event that the government fails to approve the merger or the acquisition fails for other reasons, we still believe EchoStar is an attractive, well-run company and that DIRECTV may be a good acquisition for another firm.

/s/ Mark Regan                          /s/ David E. Sette-Ducati
    Mark Regan                              David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A PORTFOLIO MANAGER OF THE MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MARK IS A GRADUATE OF CORNELL UNIVERSITY AND MIT SLOAN SCHOOL OF MANAGEMENT.

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                    SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        DECEMBER 1, 1993

  CLASS INCEPTION:              CLASS A  DECEMBER 1, 1993
                                CLASS B  DECEMBER 1, 1993
                                CLASS C  AUGUST 1, 1994
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $2.4 BILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -10.38%       -24.54%       +37.41%       +85.98%      +184.01%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -24.54%       +11.17%       +13.21%      + 13.50%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -28.88%       + 9.00%       +11.88%      + 12.69%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -10.78%       -25.13%       +34.27%       +79.12%      +165.28%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -25.13%       +10.32%       +12.36%      + 12.56%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -28.10%       + 9.51%       +12.11%      + 12.56%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -10.81%       -25.18%       +34.24%       +79.01%      +165.42%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -25.18%       +10.31%       +12.35%      + 12.57%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -25.92%       +10.31%       +12.35%      + 12.57%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months        1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           -10.29%       -24.34%       +38.37%       +88.23%      +187.43%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             --          -24.34%       +11.43%       +13.48%      + 13.66%
-------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 1, 1993, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to take into account the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                              34.1%
              HEALTH CARE                             18.1%
              ENERGY                                  16.5%
              LEISURE                                 10.1%
              SPECIAL PRODUCTS & SERVICES              7.2%

TOP 10 STOCK HOLDINGS

VERISIGN, INC.  8.1%                        GENERAL MOTORS CORP. CLASS H  3.2%
Provider of Internet domain name            Hughes Electronics satellite
registration and trust services             television division of GM

CYTYC CORP.  5.4%                           CITRIX SYSTEMS, INC.  3.2%
Medical test company                        Supplier of server software and
                                            services
DEVON ENERGY CORP.  4.3%
Oil and natural gas exploration             APACHE CORP.  3.0%
and production company                      Independent oil and natural gas
                                            producer
ECHOSTAR COMMUNICATIONS CORP.  4.1%
Satellite television product and            CVS CORP.  2.9%
services provider                           Drug store chain

GENZYME CORP.  3.9%                         NEWFIELD EXPLORATION CO.  2.9%
Biotechnology and health care               Independent oil and natural gas
company                                     producer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Mid Cap Growth Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees:

                                                      NUMBER OF SHARES

                                              --------------------------------
                                                                     AUTHORITY
NOMINEE                                           AFFIRMATIVE         WITHHOLD
------------------------------------------------------------------------------
Jeffrey L. Shames                             119,097,738.067    2,057,598.496
John W. Ballen                                119,093,228.938    2,062,107.625
Lawrence H. Cohn                              119,065,339.678    2,089,996.885
J. David Gibbons                              118,989,715.383    2,165,621.180
William R. Gutow                              119,099,690.823    2,055,645.740
J. Atwood Ives                                119,095,533.372    2,059,803.191
Abby M. O'Neill                               119,022,406.199    2,132,930.364
Lawrence T. Perera                            119,092,964.848    2,062,371.715
William J. Poorvu                             119,089,970.242    2,065,366.321
Arnold D. Scott                               119,108,076.621    2,047,259.942
J. Dale Sherratt                              119,096,026.039    2,059,310.524
Elaine R. Smith                               119,080,190.281    2,075,146.282
Ward Smith                                    119,039,516.155    2,115,820.408

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        135,095,926.688
Against                                              4,185,241.105
Abstain                                              5,244,217.317
Broker Non-votes                                    14,445,893.010

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         91,259,092.120
Against                                              2,888,429.173
Abstain                                              3,144,704.270
Broker Non-votes                                    23,863,111.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        116,312,515.968
Against                                              1,969,418.852
Abstain                                              2,873,401.743

ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        117,772,956.219
Against                                                925,122.870
Abstain                                              2,457,257.474

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 93.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.0%
  Aerospace & Defense - 3.0%
    General Motors Corp., "H"*                                       4,885,800            $   72,065,550
    Northrop Grumman Corp.                                              12,300                 1,316,592
                                                                                          --------------
                                                                                          $   73,382,142
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                     38,900            $    2,289,654
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Harley-Davidson, Inc.                                               37,900            $    1,942,754
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Alkermes, Inc.*                                                     55,200            $    1,378,344
--------------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    BISYS Group, Inc.*                                                  10,400            $      327,392
    Concord EFS, Inc.*                                                 721,500                21,666,645
    DST Systems, Inc.*                                                 412,300                17,188,787
    Fiserv, Inc.*                                                       64,399                 2,752,413
    Manpower, Inc.                                                       5,600                   187,768
    S1 Corp.*                                                        1,952,844                29,429,359
    Sabre Group Holding, Inc., "A"*                                     52,500                 2,310,525
    SunGard Data Systems, Inc.*                                         92,600                 2,858,562
                                                                                          --------------
                                                                                          $   76,721,451
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Netscreen Technologies, Inc.*                                       25,740            $      360,103
--------------------------------------------------------------------------------------------------------
  Computer Software - 10.0%
    Akamai Technologies, Inc.*                                       3,163,635            $    9,838,905
    InterNAP Network Services Corp.*                                 4,723,810                 4,771,048
    Internet Security Systems, Inc.*                                 1,406,600                33,350,486
    Legato Systems, Inc.*                                              156,600                 1,511,190
    Netegrity, Inc.*                                                   134,457                 1,659,199
    RSA Security, Inc.*                                                723,400                 6,886,768
    VeriSign, Inc.*#                                                 7,708,145               182,914,281
                                                                                          --------------
                                                                                          $  240,931,877
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    IMPATH, Inc.*                                                      291,700            $   10,130,741
    Intuit, Inc.*                                                       29,100                 1,102,599
    Mercury Interactive Corp.*                                          17,700                   599,676
                                                                                          --------------
                                                                                          $   11,833,016
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Affiliated Computer Services, Inc., "A"*                             3,800            $      185,858
    Retek, Inc.*                                                        52,600                 1,053,052
    SonicWall, Inc.*                                                    53,000                   685,820
                                                                                          --------------
                                                                                          $    1,924,730
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.2%
    Adobe Systems, Inc.                                                 50,900            $    1,851,742
    BEA Systems, Inc.*#                                              1,028,300                13,069,693
    CheckFree Corp.*                                                 3,964,408                55,303,492
    Citrix Systems, Inc.*                                            4,676,530                70,942,960
    CSG Systems International, Inc.*                                 1,712,470                53,394,815
    Global Payments, Inc.*                                              79,283                 2,423,681
    Peoplesoft, Inc.*                                                   51,200                 1,488,384
    Rational Software Corp.*                                         1,918,300                35,603,648
    Siebel Systems, Inc.*                                               62,800                 1,743,328
    VERITAS Software Corp.*                                          1,616,100                57,355,389
                                                                                          --------------
                                                                                          $  293,177,132
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Cable Design Technologies Corp.*                                   967,960            $   11,228,336
--------------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    Alpha Industries, Inc.*                                            100,600            $    1,550,246
    Analog Devices, Inc.*                                              273,000                10,158,330
    Cymer, Inc.                                                         40,600                 1,487,178
    Intersil Holding Corp.*                                            433,200                12,016,968
    Linear Technology Corp.                                             10,600                   390,398
    LTX Corp.*                                                          17,400                   375,840
    Micrel, Inc.*                                                       34,800                   698,784
    Microchip Technology, Inc.*                                         11,600                   396,488
    Novellus Systems, Inc.*                                              9,500                   404,605
                                                                                          --------------
                                                                                          $   27,478,837
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Emmis Broadcasting Corp., "A"*                                      36,000            $      965,520
    Entercom Communications Corp.*                                      34,600                 1,771,866
    Gemstar-TV Guide International, Inc.*                              514,000                 9,401,060
    Hearst-Argyle Television, Inc.*                                     56,100                 1,158,465
    Hispanic Broadcasting Corp.*                                        51,500                 1,342,605
    Univision Communications, Inc., "A"*                                24,500                 1,010,380
    Westwood One, Inc.*                                                 56,500                 2,021,005
                                                                                          --------------
                                                                                          $   17,670,901
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Instinet Group, Inc.                                               185,450            $    1,316,695
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Del Monte Foods Co.*                                               103,500            $      869,400
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Caremark Rx, Inc.*                                                 160,500            $    2,800,725
    Weight Watchers International, Inc.*                                28,090                 1,012,645
                                                                                          --------------
                                                                                          $    3,813,370
--------------------------------------------------------------------------------------------------------
  Insurance - 2.4%
    Arthur J. Gallagher & Co.                                          314,900            $   10,977,414
    Principal Financial Group, Inc.*                                   253,630                 6,178,427
    Prudential Financial, Inc.*                                         12,560                   383,959
    Safeco Corp.                                                        35,600                 1,208,620
    St. Paul Cos., Inc.                                                 30,500                 1,491,450
    Willis Group Holdings Ltd.*                                      1,357,500                36,638,925
                                                                                          --------------
                                                                                          $   56,878,795
--------------------------------------------------------------------------------------------------------
  Internet - 0.8%
    CNET Networks, Inc.*                                             3,168,836            $   15,083,659
    Network Associates, Inc.*                                           56,000                 1,328,320
    Openwave Systems, Inc.*                                              7,100                    39,689
    Switchboard, Inc.*                                                 481,610                 1,733,074
    webMethods, Inc.*                                                   43,330                   745,276
                                                                                          --------------
                                                                                          $   18,930,018
--------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Danaher Corp.                                                       30,900            $    2,077,407
    SPX Corp.*                                                          13,100                 1,657,281
                                                                                          --------------
                                                                                          $    3,734,688
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.5%
    Allergan, Inc.                                                      37,500            $    2,431,500
    Applera Corp. - Applied Biosystems Group                         1,075,400                24,304,040
    Barr Laboratories, Inc.*                                            24,900                 1,699,425
    Digene Corp.*                                                       29,200                   923,596
    Forest Laboratories, Inc.*                                          11,000                   874,720
    IVAX Corp.*                                                         93,525                 1,589,925
    Mylan Laboratories, Inc.                                            53,100                 1,613,178
    Sepracor, Inc.*                                                     41,200                 1,772,424
    Waters Corp.*                                                       59,200                 1,850,000
                                                                                          --------------
                                                                                          $   37,058,808
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 14.7%
    Cytyc Corp.*#                                                    5,150,100            $  120,821,346
    Davita, Inc.*                                                      644,643                14,407,771
    Genzyme Corp.*                                                   1,972,300                87,530,674
    HEALTHSOUTH Corp.*                                               4,206,300                50,097,033
    IMS Health, Inc.                                                 2,563,200                51,264,000
    Lincare Holdings, Inc.*                                            304,500                 7,661,220
    Martek Biosciences Corp.*                                           77,527                 2,083,926
    Medimmune, Inc.*                                                    30,000                 1,236,900
    Unilab Corp.*                                                       24,080                   509,292
    VISX, Inc.*                                                      1,305,830                19,626,625
                                                                                          --------------
                                                                                          $  355,238,787
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    Cooper Cameron Corp.*                                               38,500            $    1,728,650
    Houston Exploration Co.*                                           580,500                18,198,675
    Noble Drilling Corp.*                                              864,280                30,448,584
                                                                                          --------------
                                                                                          $   50,375,909
--------------------------------------------------------------------------------------------------------
  Oils - 13.3%
    Anadarko Petroleum Corp.                                           881,600            $   45,931,360
    Apache Corp.#                                                    1,265,460                66,753,015
    Devon Energy Corp.                                               2,194,470                95,854,450
    EOG Resources, Inc.                                              1,348,170                47,442,102
    Newfield Exploration Co.*                                        1,773,290                64,352,694
                                                                                          --------------
                                                                                          $  320,333,621
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    E.W. Scripps Co.                                                    21,300            $    1,601,760
    Lee Enterprises, Inc.                                                7,000                   250,950
    McClatchy Co.                                                       14,400                   792,000
    McGraw-Hill Cos., Inc.                                              42,500                 2,796,500
    Meredith Corp.                                                      28,100                 1,108,826
    New York Times Co.                                                  44,000                 1,931,600
    Scholastic Corp.*                                                  509,100                25,531,365
    Tribune Co.                                                         62,000                 2,654,840
                                                                                          --------------
                                                                                          $   36,667,841
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Starwood Hotels & Resorts Co.                                       14,100            $      507,600
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Brinker International, Inc.*                                        69,200            $    2,376,328
    CEC Entertainment, Inc.*                                             8,700                   418,470
    Darden Restaurants, Inc.                                            33,500                 1,416,380
    Jack in the Box, Inc.*                                              13,200                   375,540
    P.F.Chang's China Bistro, Inc.*                                      5,800                   341,794
    Panera Bread Co.*                                                    7,500                   387,300
    Sonic Corp.*                                                        17,250                   460,920
    Starbucks Corp.*                                                    88,800                 2,043,288
                                                                                          --------------
                                                                                          $    7,820,020
--------------------------------------------------------------------------------------------------------
  Retail - 3.3%
    BJ's Wholesale Club, Inc.*                                         202,000            $    8,312,300
    CVS Corp.                                                        2,420,200                66,119,864
    Dollar Tree Stores, Inc.*                                           30,900                   990,036
    Gap, Inc.                                                          178,900                 2,141,433
    Tiffany & Co.                                                       62,000                 2,034,220
                                                                                          --------------
                                                                                          $   79,597,853
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.2%
    ARAMARK Corp.*                                                      73,250            $    1,875,200
    DeVry, Inc.*                                                        30,600                   990,828
    Macrovision Corp.*                                               2,157,500                50,377,625
    Palm, Inc.*                                                         29,100                    87,882
                                                                                          --------------
                                                                                          $   53,331,535
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.6%
    Kroger Co.*                                                      1,713,600            $   37,956,240
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.1%
    American Tower Corp., "A"*                                       5,343,866            $   25,864,311
    SBA Communications Corp.*                                          425,490                 1,021,176
                                                                                          --------------
                                                                                          $   26,885,487
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 13.1%
    Advanced Fibre Communications, Inc.*                             1,620,870            $   26,339,138
    Amdocs Ltd.*                                                       730,600                20,639,450
    Aware, Inc.*                                                        76,300                   489,846
    Broadcom Corp.*                                                     49,100                 1,504,915
    Brocade Communications Systems, Inc.*                               64,000                 1,406,080
    CIENA Corp.*                                                     2,477,000                19,221,520
    Computer Network Technology Corp.*                                 234,840                 2,855,654
    Comverse Technology, Inc.*                                       1,325,034                20,736,782
    Crown Castle International Corp.*                                1,925,200                11,955,492
    EchoStar Communications Corp.*                                   3,518,531                91,904,030
    Emulex Corp.*                                                      912,200                29,610,012
    Enterasys Networks, Inc.*                                           86,300                   306,365
    ePresence, Inc.*                                                   288,000                 1,071,360
    GlobespanVirata, Inc.*                                             202,900                 2,274,509
    L-3 Communications Holding, Inc.*                                    9,400                 1,032,590
    McDATA Corp., "B"*                                                  10,700                   171,200
    McDATA Corp., "A"*                                               1,342,200                21,153,072
    Network Appliance, Inc.*                                         1,112,900                17,795,271
    ONI Systems Corp.*                                               4,569,801                24,951,113
    QLogic Corp.*                                                      466,800                17,388,300
    StorageNetworks, Inc.*                                             124,500                   405,870
    Tekelec Co.*                                                       255,400                 2,988,180
    WorldCom, Inc. (MCI Group)                                           5,365                    36,965
                                                                                          --------------
                                                                                          $  316,237,714
--------------------------------------------------------------------------------------------------------
  Utilities - Electric
    Reliant Resources, Inc.*                                            67,650            $      714,384
--------------------------------------------------------------------------------------------------------
  Utilities - Gas
    Utilicorp United, Inc.                                              21,170            $      466,587
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,169,054,629
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Bermuda - 2.6%
    Ace Ltd. (Insurance)                                               624,900            $   27,433,110
    XL Capital Ltd. (Insurance)                                        376,500                35,865,390
                                                                                          --------------
                                                                                          $   63,298,500
--------------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Aracruz Celulose S.A. (Forest & Paper Products)                    482,000            $   10,025,600
--------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    ATI Technologies, Inc. (Computer Software)*                         95,300            $    1,133,117
    Biovail Corp. (Pharmaceuticals)*                                    25,000                 1,187,500
    Southern Africa Minerals Corp. (Diversified Minerals)*             794,600                    74,276
    Zarlink Semiconductor, Inc. (Electronics)*                         102,100                   936,257
                                                                                          --------------
                                                                                          $    3,331,150
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred (Medical &
      Health Technology Services)                                       19,400            $      759,203
--------------------------------------------------------------------------------------------------------
  Netherlands
    ASM International N.V. (Electronics)*                               29,200            $      624,004
--------------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Utilities - Telephone)*                               40,600            $      469,232
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Reed International PLC (Publishing)                                 97,700            $      874,733
    Shire Pharmaceuticals Group PLC (Medical & Health
      Technology Services)*                                             77,600                 1,845,328
                                                                                          --------------
                                                                                          $    2,720,061
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $   81,227,750
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,839,525,624)                                            $2,250,282,379
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
U.S. Stocks
      Martek Biosciences Corp.*## (Identified Cost, $0)                 23,258            $      373,058
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.1%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 3/04/02 - 3/12/02                         $    12,400            $   12,394,012
    Federal Home Loan Bank, due 3/13/02                                 41,400                41,376,264
    Federal National Mortgage Assn., due 3/01/02                        13,500                13,500,000
    Ford Motor Credit Corp., due 3/14/02                                25,000                24,979,778
    General Electric Capital Corp., due 3/01/02                         43,227                43,227,000
    General Motors Acceptance Corp., due 3/11/02 - 3/15/02              11,300                11,292,062
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $     146,769,116
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.4%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 2/28/02, due 3/01/02,total to
      be received $33,724,770 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                             $    33,723            $   33,723,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,020,017,740)                                       $2,431,147,553
--------------------------------------------------------------------------------------------------------

Securities Sold Short - (4.3)%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - (4.3)%
  Electronics - (2.6)%
    Applied Materials, Inc.*                                        (1,181,100)           $  (51,342,417)
    KLA-Tencor Corp.*                                                 (205,400)              (11,894,714)
                                                                                          --------------
                                                                                          $  (63,237,131)
--------------------------------------------------------------------------------------------------------
  Retail - (0.8)%
    Williams-Sonoma, Inc.*                                            (435,600)           $  (19,754,460)
--------------------------------------------------------------------------------------------------------
  Special Products & Services - (0.9)%
    Semiconductor HOLDRs Trust                                        (500,000)           $  (20,135,000)
--------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(102,915,691))                           $ (103,126,591)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.4%                                                         82,950,694
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $2,410,971,656
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 # Security or portion of the security was pledged to cover collateral requirements. At February 28, 2002, the values of securities pledged for the fund amounted to $99,380,316.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investment, at value (identified cost, $3,020,017,740)         $2,431,147,553
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     51,077,162
  Cash                                                                   77,878
  Deposits with brokers for securities sold short                   129,831,249
  Receivable for investments sold                                    65,294,914
  Receivable for fund shares sold                                    11,702,357
  Interest and dividends receivable                                     318,724
  Other assets                                                            1,585
                                                                 --------------
      Total assets                                               $2,689,451,422
                                                                 --------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $102,915,691)                                                $  103,126,591
  Payable for investments purchased                                 115,776,118
  Payable for fund shares reacquired                                  7,696,978
  Collateral for securities loaned, at value                         51,077,162
  Payable to affiliates -
    Management fee                                                       50,006
    Shareholder servicing agent fee                                       6,668
    Distribution and service fee                                         38,839
    Administrative fee                                                    1,114
  Accrued expenses and other liabilities                                706,290
                                                                 --------------
      Total liabilities                                          $  278,479,766
                                                                 --------------
Net assets                                                       $2,410,971,656
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $3,460,665,396
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (589,081,087)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (446,707,225)
  Accumulated net investment loss                                   (13,905,428)
                                                                 --------------
      Total                                                      $2,410,971,656
                                                                 ==============
Shares of beneficial interest outstanding                          264,042,863
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,285,048,301 / 138,806,946 shares of
      beneficial interest outstanding)                               $ 9.26
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $ 9.82
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $773,753,060 / 85,605,617 shares of
      beneficial interest outstanding)                               $ 9.04
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $310,661,158 / 35,168,548 shares of
      beneficial interest outstanding)                               $ 8.83
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $41,509,137 / 4,461,752 shares of
      beneficial interest outstanding)                               $ 9.30
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $   3,905,279
    Dividends                                                         1,781,066
    Income on securities loaned                                         610,862
                                                                  -------------
      Total investment income                                     $   6,297,207
                                                                  -------------
  Expenses -
    Management fee                                                $   8,529,532
    Trustees' compensation                                               17,619
    Shareholder servicing agent fee                                   1,137,271
    Distribution and service fee (Class A)                            1,449,566
    Distribution and service fee (Class B)                            3,892,351
    Distribution and service fee (Class C)                            1,516,488
    Administrative fee                                                   67,342
    Custodian fee                                                       274,579
    Printing                                                            253,122
    Postage                                                             273,982
    Auditing fees                                                        16,942
    Legal fees                                                            4,663
    Dividend expense on securities sold short                            50,667
    Miscellaneous                                                     2,737,907
                                                                  -------------
      Total expenses                                              $  20,222,031
    Fees paid indirectly                                                (57,625)
                                                                  -------------
      Net expenses                                                $  20,164,406
                                                                  -------------
        Net investment loss                                       $ (13,867,199)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(319,165,688)
    Securities sold short                                            34,225,027
    Foreign currency transactions                                        (2,025)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $(284,942,686)
                                                                  -------------
  Changes in unrealized appreciation (depreciation) -
    Investments                                                   $  51,850,516
    Securities sold short                                           (21,475,431)
                                                                  -------------
      Net unrealized gain on investments and foreign currency
        transactions                                              $  30,375,085
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(254,567,601)
                                                                  -------------
          Decrease in net assets from operations                  $(268,434,800)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 28, 2002                 AUGUST 31, 2001
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $  (13,867,199)                 $  (17,163,014)
  Net realized loss on investments and foreign
    currency
    transactions                                              (284,942,686)                    (33,758,996)
  Net unrealized gain (loss) on investments and
    foreign
    currency translation                                        30,375,085                    (795,048,999)
                                                            --------------                  --------------
      Decrease in net assets from operations                $ (268,434,800)                 $ (845,971,009)
                                                            --------------                  --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $  (21,074,443)                 $  (71,372,162)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (6,986,092)                    (77,436,412)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (3,173,154)                    (25,022,361)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (573,466)                     (2,868,056)
  In excess of net realized gain on investments and
    currency transactions (Class A)                                   --                       (31,928,757)
  In excess of net realized gain on investments and
    currency transactions (Class B)                                   --                       (34,641,636)
  In excess of net realized gain on investments and
    currency transactions (Class C)                                   --                       (11,193,900)
  In excess of net realized gain on investments and
    currency transactions (Class I)                                   --                        (1,283,042)
                                                            --------------                  --------------
      Total distributions declared to shareholders          $  (31,807,155)                 $ (255,746,326)
                                                            --------------                  --------------
Net increase in net assets from fund share
  transactions                                              $  561,291,660                  $1,917,759,823
                                                            --------------                  --------------
      Total increase in net assets                          $  261,049,705                  $  816,042,488
Net assets:
  At beginning of period                                     2,149,921,951                   1,333,879,463
                                                            --------------                  --------------
  At end of period (including accumulated net
    investment loss of $13,905,428 and $38,229,
    respectively)                                           $2,410,971,656                  $2,149,921,951
                                                            ==============                  ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                             SIX MONTHS ENDED        -------------------------------------------------------------------------
                            FEBRUARY 28, 2002                2001            2000           1999           1998           1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                               $10.50              $19.67          $11.34         $ 7.71         $ 9.42         $ 9.06
                                       ------              ------          ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                  $(0.04)             $(0.07)         $(0.10)        $(0.07)        $(0.11)        $(0.09)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (1.04)              (6.35)          10.11           5.04          (1.31)          1.77
                                       ------              ------          ------         ------         ------         ------
      Total from investment
        operations                     $(1.08)             $(6.42)         $10.01         $ 4.97         $(1.42)        $ 1.68
                                       ------              ------          ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions              $(0.16)             $(1.90)         $(1.68)        $(1.34)        $(0.29)        $(1.32)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                 (0.85)           --             --             --             --
                                       ------              ------          ------         ------         ------         ------
      Total distributions
        declared to shareholders       $(0.16)             $(2.75)         $(1.68)        $(1.34)        $(0.29)        $(1.32)
                                       ------              ------          ------         ------         ------         ------
Net asset value - end of period        $ 9.26              $10.50          $19.67         $11.34         $ 7.71         $ 9.42
                                       ======              ======          ======         ======         ======         ======
Total return(+)                        (10.38)%++          (35.42)%         94.75%         68.83%        (15.44)%        20.26%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.42%+              1.26%           1.24%          1.32%          1.43%          1.41%
  Net investment loss                   (0.88)%+            (0.50)%         (0.61)%        (0.69)%        (1.07)%        (1.09)%
Portfolio turnover                         59%                109%            132%           158%           168%           170%
Net assets at end of period (000
  Omitted)                         $1,285,048          $1,036,376        $526,748        $83,238        $36,413        $41,737

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                FEBRUARY 28, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                   $10.22            $19.24          $11.16         $ 7.60        $ 9.27        $ 8.93
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss                      $(0.08)           $(0.17)         $(0.22)        $(0.14)       $(0.18)       $(0.16)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                        (1.02)            (6.19)           9.92           4.97         (1.28)         1.75
                                           ------            ------          ------         ------        ------        ------
      Total from investment
        operations                         $(1.10)           $(6.36)         $ 9.70         $ 4.83        $(1.46)       $ 1.59
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $(0.08)           $(1.84)         $(1.62)        $(1.27)       $(0.21)       $(1.25)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --               (0.82)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.08)           $(2.66)         $(1.62)        $(1.27)       $(0.21)       $(1.25)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $ 9.04            $10.22          $19.24         $11.16        $ 7.60        $ 9.27
                                           ======            ======          ======         ======        ======        ======
Total return                               (10.78)%++        (35.85)%         93.37%         67.41%       (16.05)%       19.36%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.17%+            2.01%           1.99%          2.07%         2.18%         2.20%
  Net investment loss                       (1.60)%+          (1.25)%         (1.36)%        (1.44)%       (1.82)%       (1.87)%
Portfolio turnover                             59%              109%            132%           158%          168%          170%
Net assets at end of period (000
  Omitted)                               $773,753          $781,652        $605,584       $111,355       $56,098       $73,940

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                FEBRUARY 28, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                   $10.00            $18.92          $11.01         $ 7.53        $ 9.19        $ 8.85
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss                      $(0.08)           $(0.16)         $(0.22)        $(0.14)       $(0.18)       $(0.16)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                        (1.00)            (6.08)           9.77           4.91         (1.26)         1.74
                                           ------            ------          ------         ------        ------        ------
      Total from investment
        operations                         $(1.08)           $(6.24)         $ 9.55         $ 4.77        $(1.44)       $ 1.58
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $(0.09)           $(1.85)         $(1.64)        $(1.29)       $(0.22)       $(1.24)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --               (0.83)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.09)           $(2.68)         $(1.64)        $(1.29)       $(0.22)       $(1.24)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $ 8.83            $10.00          $18.92         $11.01        $ 7.53        $ 9.19
                                           ======            ======          ======         ======        ======        ======
Total return                               (10.81)%++        (35.87)%         93.37%         67.33%       (16.00)%       19.44%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.17%+            2.01%           1.99%          2.07%         2.18%         2.16%
  Net investment loss                       (1.61)%+          (1.25)%         (1.36)%        (1.44)%       (1.82)%       (1.79)%
Portfolio turnover                             59%              109%            132%           158%          168%          170%
Net assets at end of period (000
  Omitted)                               $310,661          $301,405        $178,008        $18,097        $5,607        $5,796

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                                                                                 PERIOD ENDED
                                   SIX MONTHS ENDED        -------------------------------------------------       AUGUST 31,
                                  FEBRUARY 28, 2002             2001           2000         1999        1998            1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period        $10.55           $19.73         $11.37       $ 7.73      $ 9.44           $ 8.50
                                             ------           ------         ------       ------      ------           ------
Income from investment operations# -
  Net investment loss                        $(0.03)          $(0.03)        $(0.07)      $(0.04)     $(0.08)          $(0.05)
  Net   realized  and  unrealized  gain
    (loss) on
    investments and foreign currency          (1.05)           (6.37)         10.12         5.04       (1.32)            0.99
                                             ------           ------         ------       ------      ------           ------
      Total from investment operations       $(1.08)          $(6.40)        $10.05       $ 5.00      $(1.40)          $ 0.94
                                             ------           ------         ------       ------      ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions        $(0.17)          $(1.92)        $(1.69)      $(1.36)     $(0.31)          $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --              (0.86)          --           --          --               --
                                             ------           ------         ------       ------      ------           ------
      Total distributions declared to
        shareholders                         $(0.17)          $(2.78)        $(1.69)      $(1.36)     $(0.31)          $ --
                                             ------           ------         ------       ------      ------           ------
Net asset value - end of period              $ 9.30           $10.55         $19.73       $11.37      $ 7.73           $ 9.44
                                             ======           ======         ======       ======      ======           ======
Total return                                 (10.29)%++       (35.23)%        95.21%       69.03%     (15.23)%          11.06%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                   1.17%+           1.01%          0.99%        1.07%       1.18%            1.03%+
  Net investment loss                         (0.66)%+         (0.26)%        (0.36)%      (0.44)%     (0.82)%          (0.74)%+
Portfolio turnover                               59%             109%           132%         158%        168%             170%
Net assets at end of period (000
  Omitted)                                  $41,509          $30,490        $23,539       $1,841        $925           $1,384
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a non-diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $46,559,074. These loans were collateralized cash of $51,077,162 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    51,077,162          $51,077,162
                                                                   -----------

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $55,352 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,273 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - For the years ended August 31, 2001, and August 31, 2000, was as follows:

                                            AUGUST 31, 2001    AUGUST 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $237,460,002        $29,190,419
    Long-term capital gain                       18,286,324         12,159,360
                                               ------------        -----------
Total distributions declared                   $255,746,326        $41,349,779
                                               ============        ===========

Tax Basis Components of Distributable Earnings - As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                       $ 31,793,537
Undistributed long-term capital gain                       5,313
Unrealized loss                                      (750,875,549)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $344,876 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,003 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $32,784 and $27,089 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $2,646, $587,945, and $61,641 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,664,964,918 and $1,238,387,507, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $3,172,373,590
                                                                --------------
Gross unrealized depreciation                                   $ (746,212,688)
Gross unrealized appreciation                                        4,986,651
                                                                --------------
    Net unrealized depreciation                                 $ (741,226,037)
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002             YEAR ENDED AUGUST 31, 2001
                             ------------------------------------        -------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        75,511,022       $ 757,750,080        96,325,343       $1,295,318,447
Shares issued to shareholders in
  reinvestment of distributions     1,828,314          17,876,638         7,250,931           95,059,855
Shares reacquired                 (37,198,275)       (368,943,807)      (31,691,616)        (407,957,289)
                                  -----------       -------------       -----------       --------------
    Net increase                   40,141,061       $ 406,682,911        71,884,658       $  982,421,013
                                  ===========       =============       ===========       ==============

Class B shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002             YEAR ENDED AUGUST 31, 2001
                             ------------------------------------        -------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        19,097,012       $ 185,669,182        52,499,951       $  722,362,514
Shares issued to shareholders in
  reinvestment of distributions       647,789           6,192,873         7,785,603           99,809,221
Shares reacquired                 (10,639,989)       (101,266,807)      (15,255,567)        (192,900,820)
                                  -----------       -------------       -----------       --------------
    Net increase                    9,104,812       $  90,595,248        45,029,987       $  629,270,915
                                  ===========       =============       ===========       ==============

Class C shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002             YEAR ENDED AUGUST 31, 2001
                             ------------------------------------        -------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        10,005,492       $  95,098,453        26,140,908       $  347,812,350
Shares issued to shareholders in
  reinvestment of distributions       274,399           2,562,120         2,419,276           30,365,696
Shares reacquired                  (5,253,654)        (49,354,022)       (7,826,273)         (95,856,001)
                                  -----------       -------------       -----------       --------------
    Net increase                    5,026,237       $  48,306,551        20,733,911       $  282,322,045
                                  ===========       =============       ===========       ==============

Class I shares
                               SIX MONTHS ENDED FEBRUARY 28, 2002             YEAR ENDED AUGUST 31, 2001
                             ------------------------------------        -------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         2,442,498       $  24,495,095         2,068,211       $   28,721,895
Shares issued to shareholders in
  reinvestment of distributions        50,923             500,576           305,144            4,012,648
Shares reacquired                    (921,329)         (9,288,721)         (676,707)          (8,988,693)
                                  -----------       -------------       -----------       --------------
    Net increase                    1,572,092       $  15,706,950         1,696,648       $   23,745,850
                                  ===========       =============       ===========       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $12,862 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

MFS(R) MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS JEFFREY L. SHAMES (born 06/02/55)                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Trustee, Chairman and President Massachusetts             Treasurer
Financial Services Company, Chairman and Chief            Massachusetts Financial Services Company, Vice
Executive Officer                                         President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel              Massachusetts Financial Services Company, Vice
                                                          President (since September 1996)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice            Massachusetts Financial Services Company, Senior
President (since March 1997)                              Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                        individuals, call toll free: 1-800-637-6576 any
Mark Regan+                                               business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                    (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your            touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business          WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a        www.mfs.com
message anytime).

+ MFS Investment Management

MFS(R) MID CAP GROWTH FUND                                        -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MMC-3   4/02  257M  83/283/383/883